THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACCEPTED FOR INVESTMENT PURPOSES ONLY AND NOT FOR DISTRIBUTION AND MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF l933, AS AMENDED (THE “ACT”). THIS LEGEND SHALL BE ENDORSED UPON ANY CONVERTIBLE PROMISSORY NOTE ISSUED IN EXCHANGE FOR THIS CONVERTIBLE PROMISSORY NOTE.

SIRICOMM, INC.

March 14, 2007

$500,000.00

CONVERTIBLE PROMISSORY NOTE

Due February 29, 2008

FOR VALUE RECEIVED, SIRICOMM, INC., a Delaware corporation (the “Company”), hereby promises to pay to Sunflower Capital, LLC or order (the “Holder”) on February 29, 2008 (the “Maturity Date”) or, if earlier, such other date specified in the Loan Agreement (as hereinafter defined) at the offices of the Holder identified in Article 8 below, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) or, if less, the aggregate unpaid amount of all advances made to the Company under the Loan Agreement, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay simple interest on said principal sum at the rate of 10% per annum from the date hereof through the Maturity Date. Interest on the principal balance of this Convertible Promissory Note (this “Note”) shall be payable on the Maturity Date or, if earlier, such other date specified in the Loan Agreement.

1.     Loan Agreement. This Note is the Note issued pursuant to that certain Loan Agreement, dated as of March 14, 2007, by and between the Company and Sunflower Capital, LLC (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Documents referred to therein. All capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Loan Agreement. Reference is hereby made to the Loan Agreement for a statement of the terms and conditions under which the Loan evidenced by this Note is made and is to be repaid, all of which are incorporated herein as if fully and completely set forth in this Note.

2.            Registered Owner. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. Subject to the provisions hereof and the Loan Agreement, the registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof, upon his registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its offices together with the Note Assignment attached hereto duly executed. In case of transfers by operation of law, the transferee shall notify the Company of such transfer and of such transferee’s address and shall submit appropriate evidence regarding the transfer so that this

ex102form8k031507.htm	1

Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the Holder on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of this Note not registered at the time of sending the communication.

3.	Conversion.

3.1         Optional Conversion. At any time and from time to time after the receipt of a notice from the Company pursuant to Section 3(d) of the Loan Agreement and on and after the Maturity Date, the Holder shall have the right to convert the then-outstanding principal amount of this Note, together with accrued interest thereon and any other Obligations outstanding under the Loan Agreement, or any portion thereof (an “Optional Conversion”) into shares of Common Stock of the Company (“Conversion Securities”) at a variable conversion price (the “Conversion Price”) determined by taking the lowest volume weighted average price of the Company’s Common Stock for any five consecutive trading days during the period from the date hereof to the date of the applicable Conversion Notice in the form attached hereto, which shall be sent by the Holder to the Company via facsimile or, if the Company’s Common Stock is no longer trading, the lesser of (a) the lowest volume weighted average price of the Company’s Common Stock for any five consecutive trading days during the period from the date five trading days prior to the date hereof to the date of the applicable Conversion Notice and (b) the fair market value of the Company’s Common Stock at the date of Optional Conversion, as reasonably determined by a qualified appraiser selected by the Company and approved by the Holder.

Differential Warrant. In addition to the foregoing, in the event that (i) an initial advance is made and some part or all of that initial advance is prepaid pursuant to the provisions of Section 3(b)(viii) of the Loan Agreement and (ii) Holder does not re-advance funds in an amount such that the outstanding balance of the loan equals or exceeds the initial advance, then, on the date of any Optional Conversion, Holder also shall be entitled to an additional warrant (“Differential Warrant”) based on any part of the initial advance that is prepaid and not re-advanced (“Funding Differential”). The number of shares to be set forth in the Differential Warrant will be equal to the amount of the Funding Differential divided by the Conversion Price. The exercise price of the Differential Warrant shall be equal to the Conversion Price. The warrants will be exercisable for a period of one year from the date of issuance and will be issued in the name or names designated by the Holder.

Funding Warrant. As consideration for making the commitment to make the Loan, the Company shall issue to the Holder a warrant (“Funding Warrant”) on the earlier of (i) the date of any Optional Conversion or prepayment prior to the Maturity Date or (ii) the Maturity Date. The number of shares to be set forth in the Funding Warrant will be equal to $500,000 divided by the Conversion Price (which, if not earlier determined, shall be determined as of the Maturity Date). The Funding Warrant shall be issued regardless of whether the Holder elects an Optional Conversion. The exercise price of the Funding Warrant shall be equal to the Conversion Price. The warrants will be exercisable for a period of five years from the date of issuance and will be issued in the name or names designated by the Holder.

3.2	Anti-Dilution Provisions.

ex102form8k031507.htm	2

3.2.1      Adjustments for Stock Dividends; Combinations, Etc. (a) In the event that the Company, at any time or from time to time hereafter, shall (i) declare any dividend or other distribution on its Common Stock payable in Common Stock of the Company or in securities convertible into or exchangeable for Common Stock, including without limitation rights; (ii) effect a subdivision of its outstanding Common Stock into a greater number of shares of Common Stock by reclassification, stock split or otherwise than by payment of a dividend in shares of Common Stock; (iii) affect a combination or consolidation of its outstanding Common Stock into a lesser number of shares of Common Stock by reclassification, reverse split or otherwise; (iv) issue by reclassification, exchange or substitution of its Common Stock any shares of capital stock of the Company; or (v) affect any other transaction having similar effect, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event, including the maximum number of shares of Common Stock into which the convertible securities, including rights (provided for in clause (i) hereof) may be converted or for which the exchangeable securities (provided for in clause (i) hereof) may be exchanged. The purpose of the adjustment shall be that, in the event of a conversion at any time after the occurrence of any event described in clauses (i) through (v) above, the Holder shall be entitled to receive the shares of Conversion Securities (or other securities) to which such Holder would have been finally entitled, after giving effect to the occurrence of such event, as if such Holder had converted this Note immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 3.2.1 shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately upon the effective date in the case of a subdivision, combination, reclassification, exchange or substitution. The Company shall take no such action with respect to the Common Stock unless the Company shall simultaneously reserve out of the authorized, unissued and unreserved shares of Common Stock a sufficient number of shares of Common Stock to be available for full conversion of this Note at the new Conversion Price.

3.2.2   Adjustment for Consolidation or Merger. In case of any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in any reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, or as a result of a subdivision or combination) in, outstanding Common Stock, then, as part of and as a condition to such transaction, provision shall be made so that, in the event of a conversion, the Holder of this Note shall receive, in lieu of the securities and property receivable upon the conversion of this Note prior to consummation of the transaction, the kind and amount of shares or other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock into which this Note would have been converted immediately prior to such consolidation or merger had the conversion occurred, all subject to further adjustment as provided in Section 3.2.1; in each such case, the terms of this Note shall be applicable to the securities or property receivable upon the conversion of this Note after such consummation. In any such case, appropriate adjustment shall be made in the application of this

ex102form8k031507.htm	3

Article 3 with respect to the rights of the Holder of this Note after the transaction to the end that the provisions of this Article 3 shall be applicable after that event. The Company shall take no such action with respect to the Common Stock unless the Company shall simultaneously reserve out of the authorized, unissued and unreserved shares of such class or series into which the Common Stock has been changed a sufficient number of shares of such class or series into which the Common Stock has been changed to be available for full conversion of this Note at the new Conversion Price.

3.3          Reservation of Shares. The Company will at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance and delivery upon conversion of this Note, free of preemptive or rights of purchase, the number of shares of Conversion Stock issuable upon conversion of this Note at the minimum Conversion Price. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

3.4        Fractional Shares. The Company shall not be required to issue certificates representing fractions of shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated and that all issuances of Common Stock be rounded up to the nearest whole share.

3.5        Rights of the Holder. The Holder shall not be entitled, by virtue hereof, to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Note and the other Loan Documents.

3.6          Certificate. When the Conversion Price is adjusted pursuant to the provisions hereof, the Company shall file with its official corporate records a certificate of its chief financial or accounting officer setting forth in detail the facts requiring such adjustment, the computation thereof and the adjusted Conversion Price and shall mail a copy of the certificate to the Holder.

3.7          Registration Rights. If the Company registers any securities for resale under the Act, the Holder is entitled to have the Conversion Securities issuable upon an Optional Conversion and the common stock issuable upon exercise of the warrants described in Section 3.1 registered for resale under the Act pursuant to such registration.

4.            Default. Upon and after the occurrence of any Event of Default, as provided in the Loan Agreement, and without demand, notice or legal process of any kind, this Note may be declared, and immediately shall become, due and payable.

5.          Investment Intent. The Holder, by its acceptance hereof, hereby represents and warrants that this Note is being accepted, and the Conversion Stock issuable upon the conversion of this Note will be acquired, for investment purposes only and without a view to the distribution thereof, and may be transferred only in compliance with the Act. Unless, prior to the conversion of this Note, the issuance of the Conversion Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the Optional Conversion shall be accompanied by a representation of the Holder to the Company to the effect that such securities are being acquired

ex102form8k031507.htm	4

for investment and not with a view to the distribution thereof, and such other representations and documentation as may be reasonably required by the Company, unless in the opinion of counsel to the Company such representations or other documentation are not necessary to comply with the Act.

6.            Applicable Law. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Missouri.

7.          Representations and Warranties. The Company represents and warrants that the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $.001 par value, of which 25,237,991 shares are outstanding and 5,000,000 shares of Preferred Stock, $.001 par value, of which 213,477 shares of Series A Preferred Stock are outstanding. As of the date hereof the Company has outstanding [____] warrants and options to acquire [____] shares.

8.           Notices. Any notice required or permitted to be given pursuant to this Note shall be deemed to have been duly given when delivered by hand or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or telecopier as follows:

If to the Company:	SiriCOMM, Inc.

4710 East 32nd Street

Joplin, Missouri 64804

Attn: Mark L. Grannell

Facsimile No: (417) 782-0475

With a copy to:	Sommer & Schneider LLP

595 Stewart Avenue, Suite 710

Garden City, New York 11530

Attn: Joel C. Schneider

Facsimile No: (516) 228-8211

If to the Holder:	Sunflower Capital, LLC

10801 Mastin, Suite 920

Overland Park, Kansas 66210

Attn: William P. Moore

Facsimile No: (913) 491-1806

With a copy to:	Husch & Eppenberger, LLC

1200 Main Street, Suite 2300

Kansas City, Missouri 64105

Attn: Chris Kirley, Esq.

Facsimile No: (816) 421-0596

or at such other address as the Holder or the Company shall designate by notice to the other given in accordance with this Article 8.

9.	Miscellaneous.

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9.1        This Note constitutes the rights and obligations of the Holder and the Company. No provision of this Note may be modified except by an instrument in writing signed by the party against whom the enforcement of any modification is sought.

9.2        If any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

9.3          No provision of this Note shall alter or impair the absolute and unconditional obligation of the Company to pay the principal of, and interest on, this Note in accordance with the Loan Agreement.

9.4        The Company agrees that irreparable damage would occur in the event that any provision of this Note was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that, except with respect to the payment of the amounts due hereunder, the Holder of this Note shall be entitled to swift specific performance, injunctive relief or other equitable remedies to prevent or cure breaches of the provisions of this Note and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which the Holder may be entitled under the Loan Documents.

9.5        Time is of the essence of this Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Company.

[Remainder of page blank]

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IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

SIRICOMM, INC.

By:       /s/ Mark L. Grannell

Mark L. Grannell, President

ex102form8k031507.htm	7

SIRICOMM, INC.

CONVERTIBLE PROMISSORY NOTE

Due February 29, 2008

CONVERSION NOTICE

The undersigned hereby irrevocably elects to convert the within Convertible Promissory Note to the extent of $ in principal amount thereof, together with accrued interest thereon. The shares to be issued upon such conversion should be issued in the name of ____________________________________________________________.

If the Holder is an individual:	If the Holder is not an individual:

_________________________________	______________________________
Name(s) of Holder	Name of Holder

_________________________________	By: ___________________________
Signature of Holder	Signature of Authorized Representative

_________________________________	______________________________

Signature, if jointly held                                                       Name and Title of Authorized Representative

_________________________________	_______________________________
Address(es) of Holder	Address of Holder

_________________________________	______________________________
Social Security Number of Holder	Taxpayer Identification Number of Holder

_________________________________	_______________________________
Date	Date

ex102form8k031507.htm	8

SIRICOMM, INC.

CONVERTIBLE PROMISSORY NOTE

Due February 29, 2008

NOTE ASSIGNMENT

FOR VALUE RECEIVED, the undersigned (please print or typewrite name of assignor) hereby sells, assigns and transfers unto __________________________ ______________________________________________ (please print or typewrite name, address and social security or taxpayer identification number, if any, of assignee) the within Convertible Promissory Note of SiriCOMM, Inc. in the original principal amount of $ and hereby authorizes the Company to transfer this Note on its books.

If the Holder is an individual:	If the Holder is not an individual:

_________________________________	______________________________
Name(s) of Holder	Name of Holder

_________________________________	By: ___________________________
Signature of Holder	Signature of Authorized Representative

_________________________________	______________________________

Signature, if jointly held                                                       Name and Title of Authorized Representative

_________________________________	_______________________________
Address(es) of Holder	Address of Holder

_________________________________	______________________________
Social Security Number of Holder	Taxpayer Identification Number of Holder

_________________________________	_______________________________
Date	Date

ex102form8k031507.htm	9